UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

COMPASS DIGITAL ACQUISITION CORP.

(Exact name of registrant as specified in charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

3626 N Hall St
Suite 910
	Dallas, Texas	75219
	(Address of principal executive offices)	(Zip Code)

(214) 526-4423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CDAQ	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CDAQW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CDAQU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Compass Digital Acquisition Corp. (the “Company”) has been advised that, on August 17, 2023, Compass Digital SPAC, LLC (“Sponsor”) entered into a term sheet (the “Term Sheet”) with HCG Opportunity, LLC (“HCG Opportunity” or “Buyer”) (Sponsor and HCG Opportunity together, the “Parties”), pursuant to which, among other things, HCG Opportunity will acquire 3,093,036 Class B ordinary shares (“Sponsor Shares”) and 3,000,000 private placement warrants (the “Private Placement Warrants”) of the Company from Sponsor, the current directors and officers of the Company will resign, and new directors and officers designated by Buyer will be appointed. The Company is not a party to the Term Sheet.

The Term Sheet provides that definitive documentation regarding the transfer of Sponsor Shares and Private Placement Warrants and the other matters contemplated by the Term Sheet (the “Definitive Agreement”) will be executed on or before August 28, 2023, with the consummation of the transactions contemplated thereby (the “Closing”) to occur on or before August 31, 2023, unless such date is extended by mutual agreement of HCG Opportunity and Sponsor. Sponsor has agreed to enter into the Definitive Agreement provided that the terms thereof are not materially inconsistent with the Term Sheet, subject to applicable law.

The following is a summary of the material terms of the Term Sheet.

Sale of Class B Ordinary Shares and Private Placement Warrants

Pursuant to the Term Sheet, the Definitive Agreement will provide that, concurrently with the Closing, Sponsor will transfer to Buyer 3,093,036 Sponsor Shares and 3,000,000 Private Placement Warrants. Sponsor will retain (i) 1,645,398 Private Placement Warrants, which will be subject to any changes, concessions, amendments, forfeitures or other agreements Buyer determines to make in connection with the Company’s initial business combination (the “Initial Business Combination”) or otherwise (provided that all such changes affect all holders of Private Placement Warrants equally on a pro rata basis) and (ii) 2,217,086 Class B ordinary shares. The Term Sheet also contemplates that Buyer will cause the Company to pay up to $300,000 cash consideration upon closing of the Initial Business Combination at Sponsor’s direction to entities that have fees payable upon a successful Initial Business Combination. The number of Private Placement Warrants retained by Sponsor will also be subject to reduction based on the final amount of cash consideration paid pursuant to the immediately preceding sentence.

Officer and Directors

Concurrently with the Closing, the current directors of the Company will appoint new officers and directors as follows: (i) Daniel Hennessy – Chairman, (ii) Thomas Hennessy – Chief Executive Officer and Director, (iii) Nick Geeza – Chief Financial Officer, (iv) Kirk Hovde – Independent Director, (v) Matt Schindel – Independent Director and (vi) Joseph Beck – Independent Director (Messrs. Hennessy, Hennessy, Hovde, Schindel and Beck, collectively, the “New Directors”). The current officers of the Company will resign, effective immediately upon the Closing, and the current directors of the Company will resign immediately following the appointment of the new officers and New Directors.

Biographies for Mr. Geeza and each of the New Directors are set forth below.

Daniel J. Hennessy, age 65, has served as Chairman and Chief Executive Officer of Hennessy Capital Investment Corp VI (Nasdaq: HCVI) since September 2021. Mr. Hennessy is also the Managing Member of Hennessy Capital Group LLC, an alternative investment firm he established in 2013 that focuses on sustainable industrial technology and infrastructure sectors. He also served as Chairman and CEO of Hennessy Capital Investment Corp. V (NASDAQ: HCIC), or Hennessy V, from October 2020. Mr. Hennessy served as Chairman and CEO of Hennessy Capital Acquisition Corp. IV, or Hennessy IV from March 2019 until its business combination with Canoo Holdings Ltd, which closed on December 21, 2020 and is now known as Canoo Inc. (NASDAQ: GOEV). Mr. Hennessy has served as a director of SIRVA Worldwide Relocation & Moving since August 2018. He also serves as a senior advisor to Proptech Investment Corporation II (NASDAQ: PTIC), a special purpose acquisition company targeting businesses in the real estate technology industry, and 7GC & Co. Holdings Inc. (NASDAQ: VII), a special purpose acquisition company targeting businesses in the technology industry. Mr. Hennessy previously served as senior advisor to Proptech Acquisition Corporation (NASDAQ: PTAC), a special purpose acquisition company targeting businesses in the real estate technology industry, which closed its initial business combination with Porch.com, Inc. in December 2020. From January 2017 to October 2018, Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Hennessy Capital Acquisition Corp. III, or Hennessy III, which merged with NRC Group Holdings, LLC, a global provider of comprehensive environmental, compliance and waste management services, and is currently a wholly-owned subsidiary of US Ecology, Inc. (NASDAQ: ECOL) and served as a director from January 2017 to October 2019. From April 2015 to February 2017, Mr. Hennessy served as Chairman and CEO of Hennessy Capital Acquisition Corp. II, or Hennessy II, which merged with Daseke in February 2017 and is now known as Daseke, Inc. (NASDAQ: DSKE) and previously served as its Vice Chairman from February 2017 to June 2021. From September 2013 to February 2015, Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Hennessy Capital Acquisition Corp., or Hennessy I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and previously served as a director from September 2013 to April 2019. From 1988 to 2016, Mr. Hennessy served as a Partner at Code Hennessy & Simmons LLC (n/k/a CHS Capital or “CHS”), a middle-market private equity investment firm he co-founded in 1988. Prior to forming CHS, Mr. Hennessy was employed by Citicorp from 1984 to 1988 as head of the Midwest Region for Citicorp Mezzanine Investments and Vice President and Team Leader with Citicorp Leveraged Capital Group. He began his career in 1981 in the oil and gas lending group at Continental Illinois National Bank (now Bank of America) where he was a Banking Officer. Mr. Hennessy holds a B.A. degree, magna cum laude, from Boston College and an M.B.A. from the University of Michigan Ross School of Business. Mr. Hennessy is well qualified to serve as director due to his experience in private equity and public and private company board governance, as well as his background in finance and his experience with Hennessy I, Hennessy II, Hennessy III, Hennessy IV, and Hennessy V.

Thomas D. Hennessy, age 38, has served as a Managing Partner of Growth Strategies of Hennessy Capital Group, LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, real estate and climate technologies. Since March 2023, Mr. Hennessy has served as Chairman and Chief Executive Officer of two (NYSE: TWOA), a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with LatAm Logistic Properties S.A., a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. Since July 2023, Mr. Hennessy has served as a director of TortoiseEcofin Acquisition Corporation III (NYSE: TRTL), a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with One Energy Enterprises Inc., a vertically integrated industrial power solutions company, and the largest installer of on-site, behind-the-meter, megawatt-scale, wind energy in the United States. Since February 2021, Mr. Hennessy has served as a director of Jaguar Global Growth Corporation I (Nasdaq: JGGC), a special purpose acquisition company, which in March 2023 entered and announced a definitive business combination agreement with GLAAM, Co., Ltd., a leading designer and manufacturer of architectural media display glass. Since December 2020, Mr. Hennessy has served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company, which in August 2023 entered and announced an amended definitive business combination agreement Banzai International, Inc., a leading marketing technology company that provides data-driven marketing and sales solutions. Mr. Hennessy, in his role as Chairman, Co-Chief Executive Officer and President, has executed two SPAC business combinations, including (i) PropTech Acquisition Corporation’s business combination with Porch Group, Inc. (Nasdaq: PRCH) in 2020; and (ii) PropTech Investment Corporation II’s business combination with Appreciate Holdings, Inc. (Nasdaq: SFR) in 2022. Since 2021, Mr. Hennessy has also invested in numerous privately-held companies in his capacity as Managing Partner of Hennessy Capital Growth Partners, a growth equity fund that serves as a strategic capital and growth partner. Mr. Hennessy served from 2014 to 2019 as a Portfolio Manager of Abu Dhabi Investment Authority. Mr. Hennessy holds a B.A. degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Nick Geeza, age 38, has served as Head of Business Development of Hennessy Capital Growth Strategies, an alternative investment company, since April 2023 and as Chief Financial Officer of two (NYSE: TWOA), a special purpose acquisition company, since May 2023. Mr. Geeza previously served as Enterprise Sales Director for Capital Preferences, Ltd., a wealth technology platform focused on using behavioral economics to reveal client preferences and drive increased assets under management for global enterprise financial institutions, since March 2022. From November 2007 to March 2022, Mr. Geeza served as Senior Vice President in the Derivative Products Group at U.S Bank National Association, where he was responsible for developing and servicing client relationships in the National Corporate Banking Technology, Automotive and Insurance divisions. During his tenure, Mr. Geeza assisted in the development and successful implementation of a dynamic hedging platform, advised on compliance with U.S. GAAP accounting requirements, and negotiated International Swaps and Derivatives Association, Dodd-Frank, and collateral management documentation. Prior to U.S. Bank, Mr. Geeza worked at JP Morgan Chase & Co. in New York. Mr. Geeza graduated Cum Laude with a B.S. from Georgetown University and earned an MBA from the University of Chicago Booth School of Business.

Kirk Hovde, age 36, serves as Managing Principal & Head of Investment Banking at Hovde Group where he is responsible for leading the firm’s investment banking practice, as well as evaluating the financial and strategic options of financial institutions. In this capacity, Mr. Hovde performs financial analyses and valuations of banks and thrifts, assists in the facilitation of M&A transactions and capital offerings, and assesses the impact of national and regional trends on the financial services industry. Mr. Hovde is also a member of Hovde Group’s Management Operating Committee, which is tasked with the day-to-day management of the firm and implementation of the longer-term strategic plan and vision. Prior to joining Hovde Group, Mr. Hovde was with Deloitte & Touche LLP in Chicago, Illinois, where he provided assurance services to both public and private clients in a broad array of industries. These services primarily consisted of regular financial audit and Sarbanes-Oxley attestation engagements, but also included special projects for acquisitions and divestitures. Mr. Hovde, a native of Chicago, earned a Bachelor of Business Administration, double majoring in Accounting and Finance, Investment & Banking, from the School of Business at the University of Wisconsin, Madison. He is a Certified Public Accountant in the State of Illinois, has his series 7, 24, 63 and 79 FINRA licenses and has passed Level II of the CFA Program. Mr. Hovde is qualified to serve as a director due to his experience in finance, M&A and capital markets.

Matt Schindel, age 37, has served as a director of TortoiseEcofin Acquisition Corporation III, a special purpose acquisition company since July 2023. Mr. Schindel has more than 15 years of experience as an investor and operator of growth companies, including more than a decade in climate and renewable energy related businesses. From February 2020 to July 2023, he served as Chief Financial Officer at Snapdocs, a real estate software company that provides automation solutions for lenders, title companies, notaries, and other participants in real-estate transactions. Prior to Snapdocs, Mr. Schindel held various executive roles at Sunrun, Inc., the nation’s leading residential solar, storage, and energy services company. Mr. Schindel holds a Bachelor’s Degree from Harvard College. Mr. Schindel is qualified to serve as a director of the Company due to his experience with public companies and capital markets.

M. Joseph Beck, age 37, has served as a director of two, a special purpose acquisition company since March 2023. Mr. Beck has served as director of Jaguar Global Growth Corporation I, a special purpose acquisition company targeting business operating primarily outside of the United States in the PropTech sector, since February 2021. Since December 2020, he has served as a director of 7GC & Co. Holdings Inc. (NASDAQ: VII), a special purpose acquisition company targeting the technology industry. From December 2020 to November 2022, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PropTech Investment Corporation II. From July 2019 to December 2020, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PTAC. Mr. Beck has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC since July 2019. From August 2012 to July 2019, Mr. Beck served as a Senior Investment Manager of ADIA. From July 2008 to August 2012, Mr. Beck served as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Mr. Beck holds a B.A. degree from Yale University. Mr. Beck is qualified to serve as a director of the Company due to his experience with public companies and capital markets.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, (i) all requisite consents being obtained, (ii) the resignation of the current officers and directors of the Company and their replacement by the individuals described above, (iii) the availability of the Company’s D&O insurance policy, including for full prior acts (at Buyer’s expense), (iv) Mr. Geeza and the New Directors entering into appropriate agreements with the Company, including, without limitation, an insider letter and indemnity agreement, (v) receipt of deferred underwriting fee waivers from each of the underwriters from the Company’s October 2021 initial public offering and (vi) the delivery of necessary documents in order to effect the transfer of securities as required by the Company’s transfer agent. Entry into the Definitive Agreement is conditioned upon the completion of satisfactory due diligence by Buyer.

Termination

The Term Sheet may be terminated by Buyer or Sponsor with one (1) day advance notice.

Miscellaneous

The Definitive Agreement will contain customary representations and warranties by each of the Parties. Upon the Initial Business Combination a D&O insurance policy run-off will be acquired and include full prior acts for all post and present directors and officers and advisors of the Company.

The Term Sheet also provides that, among other things, (i) Buyer will assume liability for all costs associated with the execution of any transactions contemplated by the Term Sheet, including its own legal fees and SPAC regulatory filing fees and dues, but not including any legal fees incurred by Sponsor, (ii) the Parties will keep confidential certain information relating to the Term Sheet for a period of one year, (iii) the Term Sheet will be governed by and enforced in accordance with the laws of the State of New York and (iv) the Sponsor will not enter into or continue discussions with any other potential buyers of Sponsor Shares and/or Private Placement Warrants until August 31, 2023. The Term Sheet also provides that each Party will indemnify the other for losses sustained as a result of the breach of representations, warranties or covenants, and that the Sponsor will cause the Company to be free and clear of any and all outstanding expenses, debts and other liabilities.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and subsequent filings by the Company with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2023	Compass Digital Acquisition Corp.

	By:	/s/ Abidali Neemuchwala
	Name:	Abidali Neemuchwala
	Title:	Chairman and Chief Executive Officer